Exhibit 99.(h)(1)(V)

AMENDMENT

To

Transfer Agency and Service Agreement

Between

DST Asset Manager Solutions, Inc.

And

American Beacon Funds

This Amendment is made as of this 7th day of June 2022, by DST Asset Manager Solutions, Inc. (the “Transfer Agent”) and American Beacon Funds on behalf of its series listed in Schedule A, severely and not jointly (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds/Portfolios) of the Transfer Agency and Service Agreement between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended (the “Agreement”), the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreement is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated June 7, 2022; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the “June 7, 2022 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this June 7, 2022 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this June 7, 2022 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS on behalf of its series listed in Schedule A, severely and not jointly	DST ASSET MANAGER SOLUTIONS, INC.

By: /s/ Terri McKinney	By: /s/ Nick Wright

Name: Terri McKinney	Name: Nick Wright

Title: Vice President	Title: Authorized Signatory
As an Authorized Officer on behalf of each of the Funds indicated on Schedule A
1

SCHEDULE A

American Beacon Funds

Effective: June 7, 2022

R5 CLASS (Formerly INSTITUTIONAL CLASS)

AHL Managed Futures Strategy Fund - R5 Class

AHL TargetRisk Fund - R5 Class

ARK Transformational Innovation Fund - R5 Class

Bahl & Gaynor Small Cap Growth Fund - R5 Class

Balanced Fund - R5 Class

Bridgeway Large Cap Growth Fund - R5 Class

Bridgeway Large Cap Value Fund - R5 Class

Frontier Markets Income Fund - R5 Class

Garcia Hamilton Quality Bond Fund - R5 Class

International Equity Fund - R5 Class

Large Cap Value Fund - R5 Class

Mid-Cap Value Fund - R5 Class

Shapiro Equity Opportunities Fund - R5 Class

Shapiro SMID Cap Equity Fund - R5 Class

SiM High Yield Opportunities Fund - R5 Class

Small Cap Value Fund - R5 Class

Sound Point Floating Rate Income Fund - R5 Class

SSI Alternative Income Fund - R5 Class

Stephens Mid-Cap Growth Fund - R5 Class

Stephens Small Cap Growth Fund - R5 Class

The London Company Income Equity Fund - R5 Class

Tocqueville International Value Fund - R5 Class

TwentyFour Strategic Income Fund - R5 Class

Zebra Small Cap Equity Fund - R5 Class

2

SCHEDULE A

American Beacon Funds

Effective: June 7, 2022

R6 CLASS

AHL TargetRisk Core Fund - R6 Class

ARK Transformational Innovation Fund - R6 Class

Bridgeway Large Cap Growth Fund- R6 Class

Bridgeway Large Cap Value Fund - R6 Class

Garcia Hamilton Quality Bond Fund - R6 Class

International Equity Fund - R6 Class

Large Cap Value Fund - R6 Class

Mid-Cap Value Fund - R6 Class

NIS Core Plus Bond Fund - R6 Class

Shapiro SMID Cap Equity Fund - R6 Class

Small Cap Value Fund - R6 Class

Stephens Mid-Cap Growth Fund - R6 Class

Stephens Small Cap Growth Fund - R6 Class

The London Company Income Equity Fund - R6 Class

TwentyFour Sustainable Short Term Bond Fund - R6 Class

3

SCHEDULE A

American Beacon Funds

Effective: June 7, 2022

INVESTOR CLASS

AHL Managed Futures Strategy Fund - Investor Class

AHL TargetRisk Fund - Investor Class

ARK Transformational Innovation Fund - Investor Class

Bahl & Gaynor Small Cap Growth Fund - Investor Class

Balanced Fund - Investor Class

Bridgeway Large Cap Growth Fund - Investor Class

Bridgeway Large Cap Value Fund - Investor Class

Frontier Markets Income Fund - Investor Class

Garcia Hamilton Quality Bond Fund - Investor Class

International Equity Fund - Investor Class

Large Cap Value Fund - Investor Class

Mid-Cap Value Fund - Investor Class

Shapiro Equity Opportunities Fund - Investor Class

Shapiro SMID Cap Equity Fund - Investor Class

SiM High Yield Opportunities Fund - Investor Class

Small Cap Value Fund - Investor Class

Sound Point Floating Rate Income Fund - Investor Class

SSI Alternative Income Fund - Investor Class

Stephens Mid-Cap Growth Fund - Investor Class

Stephens Small Cap Growth Fund - Investor Class

The London Company Income Equity Fund - Investor Class

Tocqueville International Value Fund - Investor Class

TwentyFour Strategic Income Fund - Investor Class

Zebra Small Cap Equity Fund - Investor Class

ADVISOR CLASS

Balanced Fund - Advisor Class

International Equity Fund - Advisor Class

Large Cap Value Fund - Advisor Class

Mid-Cap Value Fund - Advisor Class

Small Cap Value Fund - Advisor Class

SP CLASS

Sound Point Floating Rate Income Fund - SP Class

4

SCHEDULE A

American Beacon Funds

Effective: June 7, 2022

C CLASS

AHL Managed Futures Strategy Fund - C Class

AHL TargetRisk Core Fund - C Class

AHL TargetRisk Fund - C Class

ARK Transformational Innovation Fund - C Class

Bahl & Gaynor Small Cap Growth Fund - C Class

Balanced Fund - C Class

Bridgeway Large Cap Growth Fund - C Class

Bridgeway Large Cap Value Fund - C Class

Frontier Markets Income Fund - C Class

International Equity Fund - C Class

Large Cap Value Fund - C Class

Mid-Cap Value Fund - C Class

NIS Core Plus Bond Fund - C Class

Shapiro Equity Opportunities Fund - C Class

Shapiro SMID Cap Equity Fund - C Class

SiM High Yield Opportunities Fund - C Class

Small Cap Value Fund - C Class

Sound Point Floating Rate Income Fund - C Class

Stephens Mid-Cap Growth Fund - C Class

Stephens Small Cap Growth Fund - C Class

The London Company Income Equity Fund - C Class

TwentyFour Strategic Income Fund - C Class

TwentyFour Sustainable Short Term Bond Fund - C Class

Zebra Small Cap Equity Fund - C Class

5

SCHEDULE A

American Beacon Funds

Effective: June 7, 2022

Y CLASS

AHL Managed Futures Strategy Fund - Y Class

AHL TargetRisk Core Fund - Y Class

AHL TargetRisk Fund - Y Class

ARK Transformational Innovation Fund - Y Class

Bahl & Gaynor Small Cap Growth Fund - Y Class

Balanced Fund - Y Class

Bridgeway Large Cap Growth Fund - Y Class

Bridgeway Large Cap Value Fund - Y Class

Frontier Markets Income Fund - Y Class

Garcia Hamilton Quality Bond Fund - Y Class

International Equity Fund - Y Class

Large Cap Value Fund - Y Class

Mid-Cap Value Fund - Y Class

NIS Core Plus Bond Fund - Y Class

Shapiro Equity Opportunities Fund - Y Class

Shapiro SMID Cap Equity Fund - Y Class

SiM High Yield Opportunities Fund - Y Class

Small Cap Value Fund - Y Class

Sound Point Floating Rate Income Fund - Y Class

SSI Alternative Income Fund - Y Class

Stephens Mid-Cap Growth Fund - Y Class

Stephens Small Cap Growth Fund - Y Class

The London Company Income Equity Fund - Y Class

Tocqueville International Value Fund - Y Class

TwentyFour Strategic Income Fund - Y Class

TwentyFour Sustainable Short Term Bond Fund - Y Class

Zebra Small Cap Equity Fund - Y Class

6

SCHEDULE A

American Beacon Funds

Effective: June 7, 2022

A CLASS

AHL Managed Futures Strategy Fund - A Class

AHL TargetRisk Core Fund - A Class

AHL TargetRisk Fund - A Class

ARK Transformational Innovation Fund - A Class

Bahl & Gaynor Small Cap Growth Fund - A Class

Balanced Fund - A Class

Bridgeway Large Cap Growth Fund - A Class

Bridgeway Large Cap Value Fund - A Class

Frontier Markets Income Fund - A Class

International Equity Fund - A Class

Large Cap Value Fund - A Class

Mid-Cap Value Fund - A Class

NIS Core Plus Bond Fund - A Class

Shapiro Equity Opportunities Fund - A Class

Shapiro SMID Cap Equity Fund - A Class

SiM High Yield Opportunities Fund - A Class

Small Cap Value Fund - A Class

Sound Point Floating Rate Income Fund - A Class

Stephens Mid-Cap Growth Fund - A Class

Stephens Small Cap Growth Fund - A Class

The London Company Income Equity Fund - A Class

TwentyFour Sustainable Short Term Bond Fund - A Class

TwentyFour Strategic Income Fund - A Class

Zebra Small Cap Equity Fund - A Class

7